Putnam
Investment
Grade
Municipal
Trust III

SEMIANNUAL REPORT
April 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Based on taxable equivalent yields alone, muni funds easily outshine most taxable-bond funds."

                          --  Morningstar Mutual Funds, March 1997

* "Depending on your tax bracket, municipal bonds may offer juicier after-tax yields than Treasuries of comparable maturities. . . . One tip: Stick to bonds rated double A or higher by two rating agencies, such as Moody's or Standard & Poor's."

                          -- Money, May 1997

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

11 Portfolio holdings

15 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

In few places is the power of suggestion more aptly demonstrated than the securities markets. For months, the market has translated conjecture over the prospect of an increase in short-term interest rates by the Federal Reserve Board into volatility. Instead of settling down after the Fed finally raised rates by a quarter point in late March, the market immediately began responding to the suggestion that the Fed was about to raise rates again, if not in May, then at some point.

Uncertainty heightens the intensity of volatility, as we have seen throughout Putnam Investment Grade Municipal Trust III's semiannual period. Over the long term, however, rational research and analysis, backed by expertise and experience, play a larger role in investment success -- and thus generally work to the advantage of those who maintain a long-term investment perspective.

Since Fund Manager Richard Wyke believes the current volatility may continue for a while, this seems an appropriate time to counsel patience. In the following report, Rick explains how he has been dealing with the current market environment and what he sees in prospect for the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 18, 1997



Report from the Fund Manager
Richard P. Wyke

The market gave fixed-income investors quite a ride during the six months ended April 30, 1997. A mixed bag of economic data along with hair-trigger investor reactions caused the market to seesaw between bouts of strength and spells of weakness. February and March witnessed the most dramatic turbulence, with the yield on the 30-year Treasury bond rising above 7% for the first time in six months. The market's volatility culminated with the Federal Reserve Board's quarter of a percentage point interest rate increase on March 25, 1997.

By the end of Putnam Investment Grade Municipal Trust III's semiannual period, investors seemed to have regained some confidence in the economy's ability to grow without causing undue inflation, enabling municipal bonds to rebound nicely. The recent handshake agreement between congressional Republicans and President Clinton over a balanced budget lent further support to the market's comeback. The fund completed the first half of its 1997 fiscal year with total returns of 2.37% at net asset value and 4.41% at market price. For more performance information, please turn to pages 8 and 9.

* FOCUS ON INCOME POSITIONS DEFENSIVELY

Because your fund takes an income-oriented approach toward total return, its strategies and target investments create a defensive orientation as a natural byproduct. During periods of market volatility, particularly in February and March of this year, this orientation made a valuable contribution to performance.

Our primary focus has been premium bonds -- those selling at prices above par value -- because they typically carry coupons higher than the current market rates and tend to be less seriously affected when prices decline. Furthermore, they give the fund a shorter duration profile than many of its competitors because their higher income stream represents a greater portion of their return, thus providing a temporary floor for their prices.

Throughout the period, the bulk of the fund's assets -- nearly one third -- remained invested in bonds with stated maturities in the 20- to 25-year range. These bonds offer attractive yield levels and as they grow closer to maturity, they will naturally shift toward the shorter end of the yield curve, a phenomenon known as coupon roll. Capitalizing on this appreciation potential, which operates independently of interest-rate changes, helps enable us to build the overall value of the portfolio over time.

Our selective use of financial leverage also contributed to your fund's income stream and performance over the period. With this approach, the fund issues preferred shares that pay dividends at prevailing short-term rates. These shares are sold to corporate and institutional investors; the resulting assets are then invested in long-term bonds with higher yields. The difference between the rates paid to holders of preferred shares and the rates earned by the fund augmented the flow of income to holders of common shares.

* PORTFOLIO IS WELL DIVERSIFIED BY REGION AND INDUSTRY

Throughout the period, your fund held bonds issued by 16 states, with the heaviest concentration in New York, California, and Colorado. New York state and New York City general obligation and revenue securities have benefited from improving financial and economic conditions and consistent levels of demand. We believe California municipal bonds are currently undervalued, offering high yields close to those from low-tax states. Not only is California in the midst of an economic turnaround, but its municipalities are also exhibiting greater fiscal responsibility. With this positive backdrop, we believe California municipal debt is in an attractive position to rise in value. Three of the fund's Colorado revenue bonds are issued by Denver City and County Airport, positions that we have discussed many times in previous reports. A perennial favorite, Denver airport bonds continue to offer an attractive, steady yield and solid financial performance.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care                               24.6%

Waste management                          15.7%

Utilities                                 14.0%

Transportation                            13.5%

Education                                  2.4%

Footnote reads:
*Based on net assets as of 4/30/97. Holdings will vary over time.

In addition to broad countrywide diversification, the fund held securities in more than 15 industry sectors. Worth mentioning are two pockets of emphasis: prerefunded bonds and hospitals, both yield-enhancing sectors. We continue to favor prerefunded bonds -- those secured by an escrow fund of U.S. government obligations that is sufficient to pay off the entire issue at maturity -- because they tend to boost the fund's yield potential while contributing to overall consistency of performance throughout an interest-rate cycle. Stronger bottom lines, consolidation, and heavy prerefunding activity in the health-care sector have resulted in credit rating upgrades for many issuers, helping to lift performance across the sector.

* TAXABLE-EQUIVALENT YIELDS AND AVERAGE PORTFOLIO QUALITY REMAIN HIGH

Because your fund focuses its investments on long-term bonds, it is able to produce a relatively high level of tax-free income. A taxable investment at the maximum federal income tax rate of 39.6% would have had to provide a current return of 10.26% to equal the fund's 6.20% current dividend rate at net asset value. In today's low-inflation and high-tax environment, we believe these figures represent attractive real rates of return.

In addition to the potential for high current income, your fund also offers you a portfolio that remains heavily exposed to the highest-rated bonds in the investment-grade spectrum, those bonds rated Baa or above. As of period's end, nearly half of your fund's bond holdings were rated Aaa.

[GRAPHIC OMITTED: pie chart PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

Aaa      --      46.6%

Aa       --       5.2%

A        --      16.9%

Baa      --      31.3%

Footnote reads:
*As a percentage of portfolio market value as of 4/30/97. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Standard & Poor's and Moody's terminologies, unless noted otherwise and may include bonds considered by Putnam Management to be of comparable quality. Portfolio quality will vary over time.

* MUNICIPAL BONDS AND YOUR FUND SHOULD BE ABLE TO HOLD THEIR OWN

Although the Fed opted to leave interest rates unchanged at its May 20 meeting, the fixed-income market is likely to remain unsettled in the months ahead in anticipation of another increase at some point. Municipal bonds, however, should be able to hold their own. For the most part, municipal bonds have performed as we have expected -- outperforming their taxable counter-parts when bond prices fell and keeping pace with Treasuries when the market rebounded and yields declined. We have no reason to believe this will change going forward.

Furthermore, we believe the supply/demand relationship for the municipal market remains positive. The strong economy has expanded the capacity of municipal bond borrowers to meet infrastructure needs by issuing new debt, while demand from insurance companies and other institutional investors should remain strong, helping to sustain market values.

From a total return standpoint, your fund's defensive nature and relatively short duration should continue to lend support and cushion its net asset value in the event additional rate hikes come to pass. Once the interest-rate cycle peaks, we will look for opportunities to extend duration without sacrificing income potential.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust III is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/97
                                                    Lehman Bros.
                                        Market       Municipal     Consumer
(common shares)               NAV       price        Bond Ind     Price Index
------------------------------------------------------------------------------
6 months                      2.37%      4.41%         2.02%         1.20%
------------------------------------------------------------------------------
1 year                        6.82      10.26          6.65          2.50
------------------------------------------------------------------------------
3 years                      22.18      25.26         22.82          8.68
Annual average                6.91       7.80          7.09          2.82
------------------------------------------------------------------------------
Life (11/29/93)              15.27       0.22         19.53         12.82
Annual average                4.24       0.06          5.37          2.77
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 3/31/97
(most recent calendar quarter)
                                                                    Market
(common shares)                                      NAV            price
------------------------------------------------------------------------------
6 months                                            2.61%            1.20%
------------------------------------------------------------------------------
1 year                                              5.54             7.99
------------------------------------------------------------------------------
3 years                                            20.69            21.38
Annual average                                      6.47             6.67
------------------------------------------------------------------------------
Life (11/29/93)                                    14.28            -1.37
Annual average                                      4.08            -0.41
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 4/30/97
------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                               6
------------------------------------------------------------------------------
Income                                            $0.4002
------------------------------------------------------------------------------
Capital gains1                                         --
------------------------------------------------------------------------------
  Total                                           $0.4002
------------------------------------------------------------------------------
Preferred shares Series A (200 shares)
------------------------------------------------------------------------------
Income                                            $790.14
------------------------------------------------------------------------------
Capital gains                                          --
------------------------------------------------------------------------------
  Total                                           $790.14
------------------------------------------------------------------------------
Share value:
------------------------------------------------------------------------------
(common shares):                         NAV                 Market price
------------------------------------------------------------------------------
10/31/96                               $13.02                  $11.875
------------------------------------------------------------------------------
4/30/97                                 12.90                   12.000
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
(common shares):                         NAV                 Market price
------------------------------------------------------------------------------
Current dividend rate2                   6.20%                   6.67%
------------------------------------------------------------------------------
Taxable equivalent3                     10.26%                  11.04%
------------------------------------------------------------------------------
1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.



Portfolio of investments owned
April 30, 1997 (Unaudited)

Key to Abbreviations
AMBAC        -- AMBAC Indemnity Corporation
FGIC         -- Financial Guaranty Insurance Company
FSA          -- Financial Security Assurance
G.O. Bonds   -- General Obligation Bonds
IFB          -- Inverse Floating Rate Bonds
IF COP       -- Inverse Floating Rate Certificate of Participation
MBIA         -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES  (97.2%) *
PRINCIPAL AMOUNT                                                               RATINGS**               VALUE

California (14.5%)
------------------------------------------------------------------------------------------------------------
     $2,500,000  Beverly Hills, Pub. Fin. Auth. Lease Rev. Bonds,
                   MBIA, 5.65s, 6/1/15                                         AAA               $ 2,443,750
      2,000,000  CA Poll. Ctrl. Fin. Auth. Rev. Bonds (San Diego
                   Gas & Elec.), Ser. A, 5.9s, 6/1/14                          A                   2,042,500
      1,250,000  CA State U. IFB, AMBAC, 9.861s, 11/1/21
                   (acquired 9/2/94, cost $1,339,094) [DBL. DAGGER]            AAA                 1,468,750
      1,000,000  Central Coast Wtr. Auth. Rev. Bonds (State Wtr.),
                   Ser. A, AMBAC, 5s, 10/1/13                                  AAA                   938,750
      1,500,000  Foothill/Eastern Trans. Corridor Agcy. Toll Rd.
                   Rev. Bonds, Sr. Lien, Ser. A, zero %, 1/1/08                Baa                   982,500
      1,000,000  San Diego Cnty., Wtr. Auth. IF COP, FGIC,
                   7.484s, 4/23/08                                             AAA                 1,080,000
                                                                                                ------------
                                                                                                   8,956,250

Colorado (10.4%)
------------------------------------------------------------------------------------------------------------
                 Denver, City & Cnty. Arpt. Rev. Bonds
      3,000,000    Ser. A, 8 3/4s, 11/15/23                                    Baa                 3,506,250
      1,500,000    Ser. A, 8 1/2s, 11/15/23                                    Baa                 1,700,625
      1,000,000    Ser. D, 7 3/4s, 11/15/13                                    Baa                 1,203,750
                                                                                                ------------
                                                                                                   6,410,625

Florida (5.2%)
------------------------------------------------------------------------------------------------------------
                 Broward Cnty., Resource Recvy. Rev. Bonds
        965,000    (SES Broward Cnty. LP South), 7.95s, 12/1/08                A                   1,049,438
      1,965,000    (Waste-Energy LP North), 7.95s, 12/1/08                     A                   2,136,938
                                                                                                ------------
                                                                                                   3,186,376

Georgia (2.2%)
------------------------------------------------------------------------------------------------------------
      1,250,000  GA Muni. Elec. Auth. Special Obligation Rev. Bonds
                   (Crossover Ser. Project One), AMBAC, 6.4s, 1/1/13           AAA                 1,370,313

Illinois (6.6%)
------------------------------------------------------------------------------------------------------------
      1,830,000  IL Hlth. Fac. Auth. Rev. Bonds (Glenoaks Med. Ctr.),
                  Ser. D, 9 1/2s, 11/15/15                                    BBB                 2,093,063
      2,000,000  IL Hlth. Fac. Auth. Rev. Bonds Rev. Bonds (Highland
                  Pk. Hosp.), Ser. A, MBIA, 5 3/4s, 10/1/17                   AAA                 1,967,500
                                                                                                ------------
                                                                                                   4,060,563

Indiana (3.5%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Marion Cnty., Ind. Convention & Rectl. Fac. Auth.
                   Rev. Bonds (Excise Tax Rev. Lease Rental),
                   Ser. A, AMBAC, 7s, 6/1/21                                   AAA                 2,162,500

Kansas (4.2%)
------------------------------------------------------------------------------------------------------------
      2,400,000  Burlington, Poll. Control Poll. Control Rev. Bonds
                   (Kansas Gas & Electric Co.), MBIA, 7s, 6/1/31               AAA                 2,616,000

Louisiana (2.5%)
------------------------------------------------------------------------------------------------------------
      1,420,000  Beauregard, Parish Rev. Bonds
                   (Boise Cascade Corp.), 7 3/4s, 6/1/21                       Baa                 1,540,700

Maryland (3.4%)
------------------------------------------------------------------------------------------------------------
      2,000,000  MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
                   (Johns Hopkins U.), 7 1/2s, 7/1/20                          Aa                  2,100,000

Massachusetts (3.6%)
------------------------------------------------------------------------------------------------------------
        750,000  MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr. of
                   Central MA), Ser. B, AMBAC, 9.12s, 6/23/22                  AAA                   832,500
        830,000  MA State Port Auth. Rev. Bonds, 13s, 7/1/13                   AAA                 1,379,875
                                                                                                ------------
                                                                                                   2,212,375

Michigan (1.6%)
------------------------------------------------------------------------------------------------------------
      1,000,000  MI State Hosp. Fin. Auth. Rev. Bonds
                   (Pontiac Osteopathic Hosp.), Ser. A, 6s, 2/1/24             Baa                   962,500

Minnesota (5.7%)
------------------------------------------------------------------------------------------------------------
        925,000  SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                   Ser. A-9, FSA, 7.1s, 1/1/30                                 AAA                 1,001,313
                 St. Paul, Hsg. & Hosp. Redev. Auth. Hosp. Rev. Bonds,
                   (Healtheast), Ser. B
      1,000,000    9 3/4s, 11/1/17                                             Baa                 1,043,410
      1,440,000    9 5/8s, 11/1/08                                             Baa                 1,501,646
                                                                                                ------------
                                                                                                   3,546,369

New Jersey (3.5%)
------------------------------------------------------------------------------------------------------------
      2,035,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                   (Newcomb Med. Ctr.), Ser. A, 7 7/8s, 7/1/03                 Baa                 2,174,906

New York (16.6%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Metropolitan Trans. Auth. Commuter Fac.
                   Rev. Bonds, Ser. A, MBIA, 5 5/8s, 7/1/27                    AAA               $   966,250
                 NY City, G.O. Bonds
      1,000,000    Ser. B, 7 1/2s, 2/1/06                                      BBB/P               1,103,750
      1,000,000    Ser. G, 6s, 10/15/26                                        Baa                   968,750
                 NY City, Muni. Wtr. & Swr. Fin. Auth. Syst. Rev. Bonds
      2,000,000    Ser. C, 7 3/4s, 6/15/20                                     AAA                 2,247,500
      3,000,000    Ser. A, 5 1/2s, 6/15/24                                     A                   2,827,500
                 NY State Energy Res. & Dev. Auth. Elec. Fac.
                   Rev. Bonds, (Cons. Edison Co.),  Ser. A,
      1,000,000    7 3/4s, 1/1/24                                              Aa                  1,034,910
      1,000,000    7 1/2s, 1/1/26                                              A                   1,070,000
                                                                                                ------------
                                                                                                  10,218,660

Puerto Rico (0.8%)
------------------------------------------------------------------------------------------------------------
        500,000  PR Elec. Pwr. Auth. IFB, FSA, 8.328s, 7/1/23                  AAA                   504,375

Tennessee (4.4%)
------------------------------------------------------------------------------------------------------------
      2,700,000  Metropolitan Govt. Nashville & Davidson Cnty.,
                   Tenn. Wtr. & Swr. IFB, AMBAC, 8.124s, 1/1/22                AAA                 2,743,875

Texas (8.5%)
------------------------------------------------------------------------------------------------------------
      2,400,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                   (St. Luke's Lutheran Hosp.), 7.9s, 5/1/18                   AAA/P               2,757,000
      1,250,000  North Central Hlth. Fac. Dev. Corp. IFB (Presbyterian
                   Hlth. Care Syst.), Ser. C, MBIA, 8.97s, 6/15/21             AAA                 1,464,061
      1,000,000  Texarkana Hlth. Fac. Rev. Bonds (Wadley
                   Regl. Med.), 8 1/2s, 10/1/12                                A                   1,028,120
                                                                                                ------------
                                                                                                   5,249,181
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $59,199,060) ***                                        $60,015,568
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $61,716,127.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax basis is $59,270,325, resulting in gross unrealized appreciation and depreciation of $1,318,730 and $573,487, respectively, or net unrealized appreciation of $745,243.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 1997 was $1,468,750 or 2.4% of net assets.

    The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at April 30, 1997.

    The fund had the following industry group concentrations greater than 10% at April 30, 1997 (as a percentage of net assets):

          Healthcare                24.6%

          Waste management          15.7

          Utilities                 14.0

          Transportation            13.5

    The fund had the following insurance concentrations greater than 10% at April 30, 1997 (as a percentage of net assets):

          MBIA                      15.3%

          AMBAC                     11.9

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $59,199,060) (Note 1)                                                  $60,015,568
---------------------------------------------------------------------------------------------------
Cash                                                                                        158,830
---------------------------------------------------------------------------------------------------
Interest receivable                                                                       1,437,131
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            2,448,934
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                    8,554
---------------------------------------------------------------------------------------------------
Total assets                                                                             64,069,017

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       267,260
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          1,946,092
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                104,723
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                    5,706
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                4,244
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    390
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       24,475
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         2,352,890
---------------------------------------------------------------------------------------------------
Net assets                                                                              $61,716,127

Represented by
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares, (200 shares issued and
outstanding at $50,000 per share) (Note 4)                                              $10,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital - common shares (Unlimited shares authorized) (Note 1)                   55,817,217
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                251,657
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                     (5,169,254)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                  816,507
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                              $61,716,127

Computation of net asset value
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                     10,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on
remarketed preferred shares                                                                  26,408
---------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares
at liquidation preference                                                                10,026,408
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                    51,689,719
---------------------------------------------------------------------------------------------------
Net asset value per common share
($51,689,719 divided by 4,007,092 shares)                                                    $12.90
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended April 30,1997 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Tax exempt interest income:                                                             $2,065,273

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           213,367
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              30,136
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                           8,124
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             2,265
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      7,109
--------------------------------------------------------------------------------------------------
Auditing                                                                                    35,280
--------------------------------------------------------------------------------------------------
Legal                                                                                        4,390
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                        2,000
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                               2,715
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                      13,112
--------------------------------------------------------------------------------------------------
Other                                                                                       11,543
--------------------------------------------------------------------------------------------------
Total expenses                                                                             330,041
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (11,754)
--------------------------------------------------------------------------------------------------
Net expenses                                                                               318,287
--------------------------------------------------------------------------------------------------
Net investment income                                                                    1,746,986
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                          (204,041)
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1 and 3)                                     (10,968)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the period                  (220,295)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                   (435,304)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $1,311,682
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                             May 31        November 30
                                                                                               1997*              1996
----------------------------------------------------------------------------------------------------------------------
Decrease in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $ 1,746,986        $ 3,297,331
----------------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                           (215,009)          (280,731)
----------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                                 (220,295)          (268,149)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      1,311,682          2,748,451
----------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                                 (158,028)          (360,126)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed preferred
shares of $26,408 and $13,233, respectively)                                              1,153,654          2,388,325
----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                               (1,603,516)        (3,207,079)
----------------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                               (449,862)          (818,754)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                      62,165,989         62,984,743
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $251,657 and
$266,215, respectively)                                                                 $61,716,127        $62,165,989
----------------------------------------------------------------------------------------------------------------------

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                                                4,007,092          4,007,092
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                                                                     200                200
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                         April 30                                      Nov. 29, 1993+
operating performance                                           (Unaudited)            Year ended October 31    to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period
(common shares)                                                     $13.02           $13.22           $12.36           $14.02(a)
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .44              .82              .90              .85(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            (.12)            (.13)             .85            (1.69)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .32              .69             1.75             (.84)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                                             (.04)            (.09)            (.09)            (.06)(b)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                                (.40)            (.80)            (.80)            (.67)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions:                                                  (.44)            (.89)            (.89)            (.73)
------------------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                                                           --               --             (.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                                     $12.90           $13.02           $13.22           $12.36
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                                                    $12.000          $11.875          $11.875          $10.125
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return at market value
(common shares) (%)(d)                                                4.41*            6.89            25.77           (28.60)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $61,716          $62,166          $62,985          $59,518
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(e)(f)                                           .63*            1.30             1.23              .85(c)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(e)                                          3.02*            5.59             6.30             5.89(c)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          29.53*          123.89           165.21           148.90*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Represents initial net asset value of $14.10 less offering expenses of $0.08. Of these expenses $0.02 are due to a revision of offering expenses on August 31, 1994.

(b) Preferred shares were issued on February 10, 1994. (Note 4)

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period reflect a reduction of $0.02 per share.

(d) Total investment return assumes dividend reinvestment.

(e) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(f) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)



Notes to financial statements
April 30, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust III, (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of investment grade municipal securities that Putnam Investment Management, Inc. ("Putnam
Management"), the fund's Manager, a wholly-owned subsidiary of Putnam
Investments, Inc., believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair market value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1996, the fund had a capital loss carryover of approximately
$4,220,000 available to offset future net capital gains, if any. The amount of the carryover and expiration dates are:

       Loss Carryover           Expiration
--------------------------------------------------
            1,912,000           10/31/2002

            1,863,000           10/31/2003

              445,000           10/31/2004

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on April 30, 1997 was 3.57%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses) and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $27,157. These expenses are being amortized on a straight-line basis over a five-year period.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any excess over $1.5 billion.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess
(but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary
Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc.
Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 1997, fund expenses were reduced by $11,754 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $460 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan
(the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended April 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $18,133,703 and $20,175,757, respectively. There were no purchases and sales of U.S.
government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,0000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April
30, 1997, no such restrictions have been placed on the fund.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake Anderson
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

33897-215   6/97

